SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 14, 1996




                                   Adage, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)



   Pennsylvania                   33-31797                      04-2225121
   ------------                   --------                      ----------


                  400 Willowbrook Lane, West Chester, Pa 19382
                  --------------------------------------------



        Registrant's telephone number, including area code 610-430-3900





--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5  --  OTHER EVENTS


THE REGISTRANT ISSUED A PRESS RELEASE DATED NOVEMBER 14, 1996 ANNOUNCING IMPROVED OPERATIONS FOR THE 3RD QUARTER ENDED SEPTEMBER 30, 1996. THE PRESS RELEASE IS APPENDED AS EXHIBIT 99.1.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.




                                     ADAGE, INC.




                                    /s/ Robert T. Holland
                                    -----------------------------
                                    Robert T. Holland
                                    Vice President - Finance



Date:   November 14, 1996